Summary Prospectus January 25, 2010 As Amended September 24, 2010
ICON Risk-Managed Equity Fund

Class A Shares:	Ticker:	IOCAX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.iconfunds.com. You can also get this information at no cost by calling 1-800-764-0442, by sending an email request to fulfillment@iconadvisers.com, or by asking any financial advisor, bank or broker-dealer who offers the shares of the fund. The current prospectus and statement of additional information, dated January 25, 2010 as amended September 24, 2010, are incorporated by reference into this summary prospectus.

Investment Objective/Goals

Seeks modest capital appreciation and to maximize realized gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 53 of the Fund’s prospectus, and in “Sales Charge” on page 57 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and /or Service (12b-1) Fees	0.25%
Other Expenses	1.87%
Total Annual Fund Operating Expenses	2.87%
Expense Reimbursements	(1.38)%
Total Annual Fund Operating Expenses[1]	1.49%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.45%. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any expenses waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$718	$1,109	$1,341	$2,252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 194.31% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It seeks modest capital appreciation by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in U.S. markets, including common stocks and preferred stocks of any market capitalization. To manage the risk of holding equity securities, the Fund may write call options or purchase puts on the securities in the portfolio or indexes. The Fund may also purchase exchange traded funds and other derivatives.

1	Summary Prospectus ICON Risk-Managed Equity Fund – Class A

Principal Investment Risks. Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Options Risk. Investments in call options involve certain risks. These risks include:

•	Limited Gains. By selling a call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock or index. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock or exposure to the underlying index upon exercise of the option could be substantially below its prevailing market price.

•	Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•	Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund may generally hold the stocks or exposure to the index underlying the option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities. This risk is less likely to be prevalent on options that are written on an index.

Tax Consequences. The sale of call options generates premiums. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times. While the Fund intends to make quarterly distributions of income (versus capital gains), if any, cash flow may impair its ability to do so. In the event cash flow indicates that a distribution could result in a return of capital or an inappropriate distribution of capital gain, ICON, subject to ratification by the Board, may decide to limit or eliminate the distribution for one or more periods.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies, which may involve greater risk of loss and price fluctuation than larger and more established companies. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Foreign Investment Risk. Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund’s Class A shares by showing changes in the Class’ performance from year to year and by showing how the Class’ average annual returns compare to those of an unmanaged securities index. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class A Shares

Best Quarter: Q2 2009 11.36%	Worst Quarter: Q1 2009 -15.15%

The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

2	Summary Prospectus ICON Risk-Managed Equity Fund – Class A

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception		Since
	Date	1 Year	Inception
ICON Risk-Managed Equity Fund Class A	5/31/2006

Return Before Taxes		3.15%	-1.74%

Return After Taxes on Distributions		2.94%	-3.70%

Return After Taxes on Distributions and Sale of Fund Shares		2.23%	-2.44%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	-1.37%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Robert Straus is the Portfolio Manager and has managed the Fund since October 2002. Mr. Straus is the Senior Vice President of Investments and the Chief Investment Officer for the Funds.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

To learn more and sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements, visit ICON’s website at www.iconfunds.com.

3	Summary Prospectus ICON Risk-Managed Equity Fund – Class A